Exhibit 10.1
FIRST AMENDMENT TO CONVERTIBLE NOTE
     THIS FIRST AMENDMENT TO CONVERTIBLE NOTE (the “First Amendment”) is entered into on August 10, 2009 effective as of July 31, 2009, among LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation (“Borrower”) and PEGASUS PARTNERS IV, L.P., a Delaware limited partnership (“Lender”). Unless stated otherwise, each term defined in the Note has the same meaning when used in this First Amendment.
     WHEREAS, Borrower has entered into that certain Convertible Note agreement, dated as of May 15, 2009, between Borrower and Lender, pursuant to which Borrower may borrow up to an aggregate principal sum of $31,649,999.39 from Lender (as renewed, extended, amended, or restated from time to time, the “Note”); and
     WHEREAS, Borrower and Lender have agreed to revise and amend the Note to extend the Maturity Date.
     NOW, THEREFORE, in consideration of these premises and other sufficient and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:
     1. AMENDMENT.
(a) Section 5 of the Note is hereby amended in its entirety as follows:
“5. Repayments. The principal and interest of this Note shall be due and payable on the Maturity Date. As used herein, “Maturity Date” shall mean the earlier of (a) August 31, 2009 or (b) the Closing Date (as hereinafter defined); provided, that if the registration statement for the Offering (as hereinafter defined) of Borrower (the “Registration Statement”) is declared effective by the Securities and Exchange Commission (the “SEC”) prior to August 31, 2009, the Maturity Date shall be the Closing Date (as hereinafter defined); provided further, that in no event shall the Maturity Date be later than September 15, 2009.”
(b) Section 16 of the Note is hereby amended in its entirety as follows:
“16. Offering. Borrower will use its best efforts to conduct a rights offering (the “Offering”) during the third fiscal quarter of 2009, which shall consist of the offering of at least 38,916,295 Units (as hereinafter defined and including the number of Units that may be acquired pursuant to this Note) at a price of $1.006 per Unit. As used herein “Unit” means, collectively: (i) 1.006 shares of Borrower’s newly designated Series D Non-Convertible Preferred Stock, which shall have the designations, powers, preferences and rights set forth in the form of Certificate of Designation attached hereto as Exhibit A (the “Series D Preferred Shares”), and (ii) a Warrant to purchase one share of Borrower’s common stock for $6.00, which Warrant shall be substantially in the form of Exhibit B attached hereto (the “Warrant”). Borrower will use its reasonable best efforts to cause the Registration Statement for the Offering to be declared effective by the SEC as soon as reasonably possible, but in no event later than August 31, 2009.”
     (c) Section 17(a) of the Note is hereby amended in its entirety as follows:
First Amendment

“(a) If the Registration Statement for the Offering is declared effective by the SEC prior to August 31, 2009, then Lender shall be deemed to have converted all of the then outstanding principal balance and accrued and unpaid interest of this Note (the “Convertible Debt”), into a number of Units equal to one Unit for each $1.006 of Convertible Debt (the “Automatic Conversion”).”
     2. CONDITIONS PRECEDENT. This First Amendment is effective only upon the execution and delivery of this First Amendment by both Borrower and Lender.
     3. NO OTHER AMENDMENTS. Except as expressly amended herein, the terms of the Note shall remain in full force and effect.
     4. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     5. OTHER AGREEMENTS. This First Amendment and the Note, together with the other documents and instruments delivered in connection therewith, represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.
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Signature Pages follow.]
First Amendment

EXECUTED as of the date first stated above.
BORROWER:
LIGHTING SCIENCE GROUP CORPORATION,
a Delaware corporation

By: Name:	/s/ Kathryn L. Reynolds Kathryn L. Reynolds
Title:	Chief Financial Officer
LENDER:
PEGASUS PARTNERS IV, L.P.,
a Delaware limited partnership

By:	Pegasus Investors IV, LP its general partner

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	Steven Wacaster Name: Steven Wacaster Title: Vice President